UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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ECOLOGY AND ENVIRONMENT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, NY 14086

December 15, 2009

To Our Shareholders:

On behalf of the Board of Directors, we cordially invite you to attend the 2010 Annual Meeting of the Shareholders of Ecology and Environment, Inc. (the “Company”). The Annual Meeting will be held at the Millennium Airport Hotel Buffalo, 2040 Walden Avenue, Cheektowaga, New York, on Thursday, January 21, 2010 at 9:00 a.m. The Formal Notice of Annual Meeting appears on the next page.

The attached Proxy Statement describes the matters that we expect to act upon at the Annual Meeting. The Board of Directors of the Company recommends a vote “FOR”: (a) the election of the nominated Directors and (b) the amendment to the Company’s By-Laws to provide for indemnification of directors and officers. It is important that your views be represented whether or not you are able to be present at the meeting.

We are gratified by your interest in Ecology and Environment, Inc. and urge you to vote your shares either in person or by proxy as soon as possible.

Sincerely,

KEVIN S. NEUMAIER

Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 21, 2010:

This Proxy Statement and the Company’s 2009 Annual Report to Shareholders are also available at http://www.ecologyandenvironmentinc.com/proxy2009.

ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, NY 14086

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date of Meeting:	January 21, 2010
Time:	9:00 a.m.
Place:	Millennium Airport Hotel Buffalo 2040 Walden Avenue Cheektowaga, New York

Purposes of Annual Meeting are:

1. To elect the Board of Directors.

2. To amend the Company’s By-Laws to provide for indemnification of directors and officers.

3. To act on such other matters as may properly come before the meeting.

Only Shareholders of record at the close of business on December 8, 2009 will be entitled to vote at the Annual Meeting. To grant a proxy to vote your shares, you may complete and return the enclosed Proxy card. You may also cast your vote in person at the Annual Meeting. Please vote promptly whether or not you expect to attend the Annual Meeting.

A copy of our Annual Report to Shareholders is enclosed for your reference.

By order of Board of Directors

RONALD L. FRANK,

Secretary

Lancaster, New York

December 15, 2009

ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, New York 14086

PROXY STATEMENT

Dated December 15, 2009

For the Annual Meeting of Shareholders

to be Held January 21, 2010

GENERAL INFORMATION

This Proxy Statement is furnished to the shareholders of Ecology and Environment, Inc., a New York corporation (the “Company”), in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Millennium Airport Hotel Buffalo, 2040 Walden Avenue, Cheektowaga, New York at 9:00 a.m., Eastern Standard Time, on Thursday, January 21, 2010 and at any adjournments thereof. The enclosed proxy is being solicited by the Board of Directors of the Company.

If a proxy in the accompanying form is duly executed and returned, the shares represented thereby will be voted and, where a specification is made by the shareholder as provided therein, will be voted in accordance with such specification. A shareholder giving the enclosed proxy has the power to revoke it at any time before it is exercised by giving written notice to the Company bearing a later date than the proxy, by the execution and delivery to the Company of a subsequently dated proxy, or by voting in person at the Annual Meeting. Any shareholder may vote in person at the Annual Meeting, whether or not he or she has previously given a proxy.

This Proxy Statement and the enclosed proxy are first mailed to shareholders on or about December 15, 2009.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Only holders of shares of Class A Common Stock and Class B Common Stock of record at the close of business on December 8, 2009 will be entitled to notice of and to vote at the meeting and at all adjournments thereof. At the close of business on December 8, 2009, the Company had issued and outstanding             shares of Class A Common Stock and,             shares of Class B Common Stock. At the meeting, the holders of Class A Common Stock will be entitled, as a class, to elect two Directors (the “Class A Directors”) and the holders of Class B Common Stock will be entitled, as a class, to elect the remaining six Directors (the “Class B Directors”).

Except for the election of Directors and except for class votes as required by law, holders of both classes of Common Stock vote or consent as a single class on all matters, with each share of Class A Common Stock having one-tenth vote per share and each share of Class B Common Stock having one vote per share.

Shares of Class A Common Stock represented by the proxies in the form enclosed, properly executed, will be voted in the manner designated, or if no instructions are indicated, in favor of the Class A Directors named therein and in their discretion with respect to any matter that the Company did not have notice of at least forty-five (45) days prior to the mailing date of this Proxy Statement. Shares of Class B Common Stock represented by the proxies in the form enclosed, properly executed, will be voted in the manner designated, or if no instructions are indicated, in favor of the Class B Directors named therein and in this discretion with respect to any matter that the Company did not have notice of at least forty-five (45) days prior to the mailing date of this Proxy Statement. The proxy given by the enclosed proxy card may be revoked at any time before it is voted by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Only holders of record of Common Stock at the close of business on December 8, 2009 will be entitled to notice of and a vote at the Annual Meeting. One-third of such shares, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Broker non-votes will be counted as being present or represented at the meeting for purposes of establishing a quorum.

Under the Company’s By-Laws and the laws of the State of New York, directors of each class are elected by a plurality of the votes cast by that class in the election. Any other matters to be considered as set forth in the Notice for the Annual Meeting are to be decided by the vote of the holders of a majority of the votes represented by the shares present in person or represented by proxy at the Annual Meeting, except as hereafter noted. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Accordingly, abstentions and broker non-votes will not affect the outcome of the election. An abstention with respect to such other matters will have the practical effect of a negative vote as to that proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of September 30, 2009, the number of outstanding shares of Class A Common Stock and Class B Common Stock of the Company beneficially owned by each person known by the Company to be the beneficial owner of more than 5 percent of the then outstanding shares of Common Stock:

	Class A Common Stock		Class B Common Stock
Name and Address (1)	Nature and Amount of Beneficial Ownership (2)(3)	Percent of Class as Adjusted (3)	Nature and Amount of Beneficial Ownership (2)(3)	Percent of Class
Gerhard J. Neumaier*	411,732	14.7%	373,933	22.6%

Frank B. Silvestro*	290,783	10.7%	290,783	17.6%

Ronald L. Frank*	206,230	7.9%	191,040	11.6%

Gerald A. Strobel*	218,652	8.2%	218,652	13.2%

Kevin S. Neumaier*	120,824	4.7%	114,878	7.0%

Kirsten Shelly	115,558	4.5%	115,558	7.0%

Wedbush, Inc. (4)	254,312	9.5%	—	—

Dimensional Fund Advisors LP (5)	151,405	5.9%	—	—

Franklin Resources, Inc. (6)	212,100	8.0%	—	—

*	See Footnotes in next table

(1)

The address for Gerhard J. Neumaier, Frank B. Silvestro, Ronald L. Frank, Gerald A. Strobel, Kevin S. Neumaier and Kirsten Shelly is c/o Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York 14086, unless otherwise indicated. The address for Wedbush, Inc. is 1000 Wiltshire Blvd., Los Angeles, CA 90017-2459 and the address for Edward W. Wedbush and Wedbush Morgan Securities is P.O. Box 30014, Los Angeles, CA 90030-0014. The address for Dimensional Fund Advisors LP is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. The address for Franklin Resources, Inc. is One Franklin Parkway, San Mateo, CA 94403-1906.

(2)	Each named individual or corporation is deemed to be the beneficial owners of securities that may be acquired within 60 days through the exercise of exchange or conversion rights. The shares of Class A Common Stock issuable upon conversion by any such shareholder are not included in calculating the number of shares or percentage of Class A Common Stock beneficially owned by any other shareholder.

(3)	There are 2,435,361 shares of Class A Common Stock issued and outstanding and 1,651,273 shares of Class B Common Stock issued and outstanding as of September 30, 2009. The figures in the “as adjusted” columns are based upon these totals and except as set forth in the preceding sentence, upon the assumptions described in footnote 2 above.

(4)	Includes shares owned by subsidiaries and affiliates of Wedbush, Inc. based upon a Schedule 13-G filed on February 18, 2009.

(5)	Includes shares owned by subsidiaries and affiliates of Dimensional Fund Advisors LP based upon a Schedule 13-G filed on February 9, 2009.

(6)	Includes shares owned by subsidiaries and affiliates of Franklin Resources, Inc. based upon a Schedule 13-G filed on February 6, 2008.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Class A Common Stock and Class B Common Stock as of September 30, 2009, by (i) each Director of the Company and (ii) all Directors and officers of the Company as a group.

	Class A Common Stock		Class B Common Stock
Name (1)	Nature and Amount of Beneficial Ownership (2)(3)	Percent of Class as Adjusted (4)	Nature and Amount of Beneficial Ownership (2)(3)	Percent of Class
Gerhard J. Neumaier (5)(10)	411,732	14.7%	373,933	22.6%

Frank B. Silvestro (10)	290,783	10.7%	290,783	17.6%

Ronald L. Frank (6)(10)	206,230	7.9%	191,040	11.6%

Gerald A. Strobel (7)(10)	218,652	8.2%	218,652	13.2%

Harvey J. Gross (8)	84,048	3.3%	74,598	4.5%

Gerard A. Gallagher, Jr.	62,606	2.5%	62,265	3.8%

Ross M. Cellino (9)	17,392	*	1,102	*

Timothy Butler	1,680	*	—	—

Directors and Officers Group (12 Individuals)	1,439,322	38.2%	1,335,574	80.9%

*	Less than 0.1%

1.	The address of each of the above shareholders is c/o Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York 14086.

2.	Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) or sole or shared investment power (including the power to dispose or direct the disposition) with respect to a security whether through any contract, arrangement, understanding, relationship or otherwise. Unless otherwise indicated, the shareholders identified in this table have sole voting and investment power of the shares beneficially owned by them.

3.	Each named person and all Directors and officers as a group are deemed to be the beneficial owners of securities that may be acquired within 60 days through the exercise of exchange or conversion rights. The shares of Class A Common Stock issuable upon conversion by any such shareholder are not included in calculating the number of shares or percentage of Class A Common Stock beneficially owned by any other shareholder.

4.	There are 2,435,361 shares of Class A Common Stock issued and outstanding and 1,651,273 shares of Class B Common Stock issued and outstanding as of September 30, 2009. The figure in the “as adjusted” columns are based upon these totals and except as set forth in the preceding sentence, upon the assumptions described in footnotes 2 and 3 above.

5.	Includes 551 shares of Class A Common Stock owned by Mr. Gerhard J. Neumaier’s spouse, as to which he disclaims beneficial ownership. Includes 20,361 shares of Class A Common Stock owned by Mr. Gerhard J. Neumaier’s Individual Retirement Account. Does not include any shares of Class A Common Stock or Class B Common Stock held by Mr. Gerhard J. Neumaier’s adult children. Includes 2 shares of Class A Common Stock owned by a Partnership in which Mr. Gerhard J. Neumaier is a general partner.

6.	Includes 3,806 Shares of Class B Common Stock owned by Mr. Frank’s former spouse as to which he disclaims beneficial ownership except for the right to vote the shares which he retains pursuant to an agreement with his former spouse. Includes 2,640 shares of Class A Common Stock owned by Mr. Frank’s individual retirement account and 8,770 shares of Class A Common Stock owned by Mr. Frank’s 401(k) plan account.

7.	Includes 704 shares of Class B Common Stock held in equal amounts by Mr. Strobel as custodian for two of his children, as to which he disclaims beneficial ownership. Does not include any shares of Class B Common Stock held by a trust which one of his children created for which Mr. Strobel serves as Trustee.

8.	Includes an aggregate of 22,098 shares of Class B Common Stock owned by two trusts created by Mr. Gross of which he and his spouse are the sole beneficiaries during their lifetimes.

9.	Includes 10,915 shares of Class A Common Stock owned by Mr. Cellino’s spouse, as to which shares he disclaims beneficial ownership; also includes 5,260 shares of Class A Common Stock owned by Mr. Cellino’s Individual Retirement Account. Includes 5 shares of Class A Common Stock owned by a limited partnership in which Mr. Cellino is a general partner.

10.	Subject to the terms of the Restrictive Agreement. See “Security Ownership of Certain Beneficial Owners-Restrictive Agreement.”

Restrictive Agreement

Messrs. Gerhard J. Neumaier, Silvestro, Frank and Strobel entered into a Stockholders’ Agreement in 1970 which governs the sale of certain shares of common stock owned by them, the former spouse of one of the individuals and the children of those individuals. The Agreement provides that prior to accepting a bona fide offer to purchase the certain covered part of their shares, each party must first allow the other members to the Agreement the opportunity to acquire on a pro rata basis, with right of over-allotment, all of such shares covered by the offer on the same terms and conditions proposed by the offer.

EXECUTIVE COMPENSATION

The Company’s Board of Directors is responsible for overseeing all of the executive compensation and equity plans and programs to ensure that its officers and senior staff are compensated in a manner that is consistent with its competitively based annual and long term performance goals.

There is shown below information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended July 31, 2009, 2008 and 2007 of those persons who were at July 31, 2009 (i) the chief executive officer and chief executive officer elect, and (ii) the two other most highly compensated executive officers with annual salary and bonus for the fiscal year ended July 31, 2009 in excess of $100,000. In this report, the four persons named in the table below are referred to as the “Named Executives.”

SUMMARY COMPENSATION TABLE

	Fiscal Year	Annual Compensation			Long-Term Compensation
Name and Principal Position		Salary	Bonus (1)	Other	Stock Incentive Options (Shares)	Restricted Stock Awards (3)	Long-Term Compensation Payouts	All Other (2)	Total
Gerhard J. Neumaier	2009	$349,078	$60,000	-0-	-0-	-0-	-0-	$12,012	$421,090
Director	2008	$312,992	$36,000	-0-	-0-	-0-	-0-	$11,790	$360,782
	2007	$301,163	$35,000	-0-	-0-	-0-	-0-	$11,540	$347,703

Kevin S. Neumaier	2009	$171,647	$55,000	-0-	-0-	$12,598	-0-	$11,683	$250,920
President	2008	$136,590	$18,000	-0-	-0-	-0-	-0-	$8,024	$162,614
	2007	$124,397	$19,200	-0-	-0-	$6,000	-0-	$7,357	$156,954

Frank B. Silvestro	2009	$320,280	$60,000	-0-	-0-	-0-	-0-	$11,602	$391,882
Executive Vice President	2008	$285,264	$36,000	-0-	-0-	-0-	-0-	$11,358	$332,622
and Director	2007	$277,531	$35,000		-0-	-0-	-0-	$11,108	$323,639

Gerald A. Strobel	2009	$320,280	$60,000	-0-	-0-	-0-	-0-	$12,012	$392,292
Executive Vice President of	2008	$285,264	$36,000	-0-	-0-	-0-	-0-	$11,790	$333,054
Technical Services and Director	2007	$274,484	$35,000	-0-	-0-	-0-	-0-	$11,540	$321,024

(1)	Amounts earned for bonus compensation determined by the Board of Directors.

(2)	Represents group term life insurance premiums, contributions made by the Company to its Defined Contribution Plan and Defined Contribution Plan SERP (terminated in FY 2006) accruals on behalf of each of the Named Executives.

(3)	As of August 1, 2009, there were 2,150 shares of the Company’s Class A Common Stock which was restricted stock issued pursuant to the Company’s Stock Award Plan issued to Kevin S. Neumaier having a value of $32,637.

Outstanding Equity Awards at August 1, 2009

The following table sets forth the information concerning the unvested restricted stock grants awarded to the CEO and each of the Named Executive Officers as of August 1, 2009:

	Stock Awards
Name	Number of Shares that have not Vested (1)	Market Value of Shares that have not Vested (2)
Kevin S. Neumaier	2,150	$32,637

(1)	The stock shares awarded have a three year vesting period.

(2)	Market Value is calculated based on the fair market value of the Company’s stock at August 1, 2009 ($15.18).

Stock Vested as of August 1, 2009

The following table sets forth the information concerning the amount of stock grants awarded to the CEO and each of the Named Executive Officers that had vested as of August 1, 2009:

	Stock Awards
Name	Number of Shares Acquired on Vesting (1)	Value Realized on Vesting (1)
Kevin S. Neumaier	1,251	$18,990

(1)	Value realized reflects the market value of the stock at August 1, 2009 ($15.18).

Compensation Pursuant to Plans

•

Defined Contribution Plan.    The Company maintains a Defined Contribution Plan (“the DC Plan”) which is qualified under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) pursuant to which the Company contributes an amount not in excess of 15% of the aggregate compensation of all employees who participate in the DC Plan. All employees, including the executive officers identified under “Executive Compensation”, are eligible to participate in the plan, provided that they have attained age 21 and completed one year of employment with at least 1,000 hours of service. The amounts contributed to the plan by the Company are allocated to participants based on a ratio of each participant’s points to total points of all participants determined as follows: one point per $1,000 of compensation plus two points per year of service completed prior to August 1, 1979, and one point for each year of service completed after August 1, 1979.

•	Stock Award Plan.

Ecology and Environment, Inc. has adopted a 1998 Stock Award Plan effective March 16, 1998 (the “1998 Plan”). To supplement the 1998 Plan, a 2003 Stock Award Plan (the “2003 Plan”) was approved by the shareholders at the Annual Meeting held in January 2004 and a 2007 Stock Award Plan (the “2007 Plan”) was approved by the shareholders at the Annual Meeting held in January of 2008 (the 1998 Plan, 2003 Plan and the 2007 Plan collectively referred to as the “Award Plan”). The 2003 Plan was approved retroactive to October 16, 2003 and terminated on October 15, 2008 and the 2007 Plan was approved retroactive to October 18, 2007 and will terminate October 17, 2012. Under the Award Plan key employees (including officers) of the Company or any of its present or future subsidiaries may be designated to receive awards of Class A common stock of the Company as a bonus for services rendered to the Company or its subsidiaries, without payment therefore, based upon the fair market value of the common stock at the time of the award. The Award Plan authorizes the Company’s Board of Directors to determine for what period of time and under what circumstances the awards can be forfeited.

The Award Plan is not a qualified plan Section 401(a) of the Internal Revenue Code. The Award Plan permits grants of the award for a period of five (5) years from the date of adoption. As of July 31, 2009, awards for a total of 121,478 shares of Class A Common Stock have been granted and remain subject to vesting under the 2003 Plan and 6,878 shares of Class A Common Stock have been granted and remain subject to vesting under the 2007 Plan.

Director Compensation

The following table shows the cash amounts earned by each non-employee director for his services in fiscal year 2009.

Name	Board Member Fees	Board Meeting Fees	Other (1)	Total Amount Paid
Harvey J. Gross	$32,591	$-0-	$-0-	$32,591
Gerard A. Gallagher, Jr.	$32,591	$-0-	$34,755	$67,346
Ross M. Cellino	$32,591	$-0-	$-0-	$32,591
Timothy Butler	$32,591	$-0-	$-0-	$32,591

(1)	Other is the value paid under a consulting fee arrangement.

During fiscal year 2009, each non-employee director was compensated with a director fee in an annual rate of $32,591. The Directors fees were paid quarterly. Other than the directors fee the directors received no other compensation from the Company as director or as serving as members or the chairman of any committee of the Board of Directors.

Section 16 (a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s Executive Officers and Directors, and persons who beneficially own more than ten percent (10%) of the Company’s stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive Officers, Directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company’s Executive Officers and Directors, the Company believes that during the fiscal year ending July 31, 2009 all Section 16(a) filing requirements applicable to its Executive Officers, Directors and greater than ten percent (10%) beneficial owners were complied with by such persons, except for the following: (1) the filing of a Form 4 statement by Kevin S. Neumaier for the acquisition of 1 Class A share of Common Stock by a Partnership in which Mr. Kevin S. Neumaier is a general partner that occurred on September 29, 2008 but which statement was not filed until October 2, 2008 since Mr. Kevin S. Neumaier was out of town; (2) the filing of a Form 4 statement by Laurence M. Brickman for an award of 1,088 Class A shares of Common Stock pursuant to the 2003 Stock Award Plan that occurred on October 14, 2008 but which statement was not filed until October 17, 2008 since Mr. Brickman was out of town; (3) the filing of an Amended Form 4 by Kevin S. Neumaier for an award of 1,088 Class A shares of Common Stock pursuant to the 2003 Stock Award Plan that occurred on October 14, 2008 but which amended statement was not filed until October 17, 2008 since Mr. Kevin S. Neumaier was out of town; (4) the filing of a Form 4 statement by Roger J. Gray for an award of 181 Class A shares of Common Stock pursuant to the 2003 Stock Award Plan that occurred on October 14, 2008 but which statement was not filed until October 21, 2008 since Mr. Gray was out of town; and (5) the filing of a Form 4 statement by Kevin S. Neumaier for the acquisition of 1,000 Class A shares of Common Stock by a Partnership in which Mr. Kevin S. Neumaier is a general partner that occurred on November 17, 2008 but which statement was not filed until November 20, 2008 since Mr. Kevin S. Neumaier was out of town.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Director Gerard A. Gallagher, Jr.’s son, Gerard A. Gallagher, III, serves as a Vice President and Regional Manager of the Company and received aggregate compensation of $162,774 for his services during fiscal year 2009. The Company believes that compensation for him is commensurate with his peers and his relationships during 2009 were reasonable and in the best interest of the Company.

INDEPENDENT PUBLIC ACCOUNTANTS

Schneider Downs & Co., Inc., independent certified public accountants, is the auditor of the Company’s records. The Audit Committee has appointed Schneider Downs & Co., Inc. to be retained as independent auditors to examine the consolidated financial statements of the Company for the fiscal year ending July 31, 2009. The services provided by Schneider Downs & Co., Inc. to the Company are performed by their full-time permanent employees.

Representatives of Schneider Downs & Co., Inc. will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following is a summary of fees billed to the Company by Schneider Downs & Co., Inc. for the fiscal years ended July 31, 2009 and July 31, 2008.

Fee Category	Fiscal 2009 Fees	Fiscal 2008 Fees
Audit Fees	$263,114	$251,400
Audit Related Services	$41,144	$51,700

Grand Total	$304,258	$303,100

Audit Fees:    The aggregate fees accrued for professional services rendered for the audit of the Company’s financial statements for the fiscal years ended July 31, 2009 and 2008 and for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q for the fiscal years ended July 31, 2009 and 2008 were $263,114 and $251,400, respectively. Also included in this number are expenses incurred relating to accounting consultation services and Form S-8 filings.

Audit Related Fees:    The aggregate fees billed by Schneider Downs & Co., Inc. for services rendered to the Company for 401(k), pension plan audits and indirect rate audits for the years ended July 31, 2009 and 2008 were $41,144 and $51,700 respectively.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence. The Audit Committee approved all services provided by Schneider Downs & Co., Inc. during its fiscal year ended July 31, 2009.

AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for fiscal year ending July 31, 2009 with the Company’s Management and Schneider Downs & Co., Inc. The Audit Committee has discussed with Schneider Downs & Co., Inc. the matters required to be discussed by SAS No. 61 (Codification of Statements on Auditing Standards, AU §380), as may be modified or supplemented. The Audit Committee has received the written disclosures and the communications from Schneider Downs & Co., Inc. required by applicable requirements of the Public Company Accounting Oversight Board regarding communications by Schneider Downs & Co., Inc. with the Audit Committee concerning independence and has discussed with Schneider Downs & Co., Inc. their independence from the Company. Based on their review of the materials outlined above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2009 for filing with the Securities and Exchange Commission.

The Audit Committee has considered whether provision of the services described above is compatible with maintaining the independent accountant’s independence and has determined that such services have not adversely affected Schneider Downs & Co., Inc ‘s independence.

Respectfully Submitted,

THE AUDIT COMMITTEE

Harvey J. Gross

Ross M. Cellino

Timothy Butler

PROPOSAL 1 — ELECTION OF DIRECTORS

It is intended that proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the two nominees for Class A Directors and the six Class B Directors named below. Holders of Class A Common Stock are not entitled to vote on the election of the Class B Director nominees.

Information Concerning Nominees

The nominees proposed for election to the Board of Directors are all presently members of the Board with the exception of Michael C. Gross.

The Class A nominees and Class B nominees named herein, if elected as Directors, will hold office until the next succeeding Annual Meeting of Shareholders and until their successors are duly elected and qualified. In the event either nominee for Class A Director becomes unavailable and a vacancy exists, it is intended that the persons named in the proxy may vote for a substitute who will be recommended by the remaining Class A Director. In the event a nominee for Class B Director becomes unavailable and a vacancy exists, it is intended that the persons named in the proxy may vote for a substitute who will be recommended by the remaining Class B Directors.

Class A Nominees

Nominee	Age	Positions and Offices Held with the Company
Ross M. Cellino	77	Class A Director

Timothy Butler	68	Class A Director

Class B Nominees

Nominee	Age	Positions and Offices Held with the Company
Gerhard J. Neumaier	72	Class B Director

Frank B. Silvestro	72	Executive Vice President and Class B Director

Gerald A. Strobel	69	Executive Vice President of Technical Services and Class B Director

Ronald L. Frank	71	Executive Vice President of Finance, Secretary, Treasurer and Class B Director

Gerard A. Gallagher, Jr.	78	Class B Director

Michael C. Gross	49	None

Each Director is elected to hold office until the next annual meeting of shareholders and until his successor is elected and qualified. Executive officers are elected annually and serve at the discretion of the Board of Directors. Harvey J. Gross, a current Class B Director, advised the Board of Directors on October 15, 2009 that he was not standing for reelection but will serve out his term until the Annual Meeting of Shareholders on January 21, 2010.

Business Experience of Nominees

Mr. Gerhard J. Neumaier is a founder of the Company and served as the President and a Director from its inception in 1970 until August 1, 2008, when Mr. Kevin S. Neumaier became President. Mr. Gerhard J. Neumaier remained as Chairman of the Board of Directors. Mr. Gerhard J. Neumaier has a B.M.E. in engineering and a M.A. in physics.

Mr. Silvestro is a founder of the Company and has served as a Vice President and a Director since its inception in 1970. In August 1986, he became Executive Vice President. Mr. Silvestro has a B.A. in physics and an M.A. in biophysics.

Mr. Strobel is a founder of the Company and has served as a Vice President and a Director since its inception in 1970. In August 1986, he became Executive Vice President of Technical Services. Mr. Strobel is a registered Professional Engineer with a B.S. in civil engineering and a M.S. in sanitary engineering.

Mr. Frank is a founder of the Company and has served as Secretary, Treasurer, Vice President of Finance and a Director since its inception in 1970. In August 1986, he became Executive Vice President of Finance. Mr. Frank has a B.S. in engineering and a M.S. in biophysics.

Mr. Gallagher joined the Company in 1972 and become a Director in 1986. Mr. Gallagher retired as a Senior Vice President of the Company in February 2001, but continued as a consultant. Mr. Gallagher has a B.S. in physics.

Mr. Cellino has been a Director of the Company since its inception in 1970. He currently serves as a Class A Director. Mr. Cellino is an attorney and counselor-at-law retired from private practice.

Mr. Butler has been a Director of the Company since September 5, 2003. Mr. Butler is a retired bank executive with 38 years of experience as a senior bank officer concentrating in business lending and finance.

Mr. Michael C. Gross has a B.S. in Accounting and is employed by the State of New York.

The Board of Directors has designated that Mr. Butler is the audit committee financial expert serving on its audit committee. Mr. Butler is independent, as that term is used in Item 7(d)(3)(iv) of Schedule 14A of the Securities Exchange Act Regulations.

The Company has a separately-designated standing audit committee established in accordance with Section 3 (a) 58 (A) of the Securities Exchange Act of 1934 and the American Stock Exchange Requirements. The members of the audit committee are Timothy Butler, Ross M. Cellino, and Harvey J. Gross.

Meetings and Committees of the Board of Directors

During the fiscal year ended July 31, 2009, the Board of Directors held four (4) meetings. Each director of the Company attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of the committees of the Board of Directors in which he served during the period for which he served. The Company’s directors are strongly encouraged to attend the annual meeting of shareholders. All of the Company’s directors attended last year’s annual meeting.

The Board of Directors has an Audit Committee and a Pension Review Committee. The Board of Directors does not have a nominating committee or a compensation committee. As it has no nominating committee, it has not adopted a charter for such a committee. The Board of Directors as a whole makes all decisions with respect to nominations of persons to the board of directors and compensation of executive officers. The Board of Directors has not adopted a policy regarding the consideration of any director candidate recommended by security holders because it is a “controlled company” under the American Stock Exchange (AMEX) and National Association of Securities Dealers Automated Quotations (NASDAQ) Rules and historically has not received nominations from its shareholders.

The Audit Committee consists of Messrs. Timothy Butler, Ross M. Cellino (Chairman) and Harvey J. Gross, all non-employee, independent (as defined in the AMEX and NASDAQ listing standards), and financially literate directors. The Audit Committee is responsible for reviewing the financial information which will be provided to the shareholders and others, the system of internal controls which management and the Board of Directors has established, the performance and selection of independent auditors and the Company’s audit and financial reporting process. During fiscal year 2009, the Committee met four (4) times to examine the results of the financial statements and reports prepared by the independent public accountants, and then held discussions with the Board of Directors.

The Pension Review Committee consists of Messrs. Ronald L. Frank (Chairman), Frank B. Silvestro, Ross M. Cellino and Harvey J. Gross. The Committee held three (3) meetings during the fiscal year 2009. The principal functions of the Pension Review Committee are to review changes to the retirement plans necessitated by law or regulation and to determine whether the Company’s retirement plans meet the compensation goals for the Company’s employees as established by the Board of Directors.

Compensation of Directors

With the exception of Gerard A. Gallagher, Jr., each Director who is not an employee of the Company is paid an annual director’s fee of $32,591 per annum. The director’s fee is paid quarterly. Mr. Gallagher is paid $5,612 per month for services as a consultant to the Company, which includes compensation for serving as a Director of the Company.

Corporate Governance/American Stock Exchange Rules/NASDAQ Rules

Prior to September 8, 2008, the Company’s shares of Class A Common Stock were listed on AMEX. AMEX required all of its listing companies to certify that they comply with the AMEX’s corporate governance rules (AMEX CG Rules). The Company certified to the AMEX that it was in compliance with AMEX CG Rules except for those AMEX CG Rules relating to the composition of and adoption of a nominating committee and the composition of the compensation committee relating to the Company’s Board of Directors. For these items, the Company has relied upon the “controlled company” exception found in the AMEX CG Rules. A “controlled company” is a listing company where more than 50 percent of the voting power of the listing company is in the control of a group. The Company believes that a group, consisting of Messrs. Neumaier, Silvestro, Frank and Strobel and members of their families, now holds more than 50 percent of the voting power of the Company and that, therefore, the Company is a “controlled company” for purposes of the AMEX CG Rules.

Beginning on September 8, 2008, the Company’s shares of Class A Common Stock were listed on the NASDAQ Stock Market. NASDAQ requires all of its listing companies be in compliance with NASDAQ’s standards of corporate governance set forth in the NASDAQ Marketplace Rules (NASDAQ CG Rules). The Company has certified to the NASDAQ that it is in compliance with the NASDAQ CG Rules except for those NASDAQ CG Rules relating to the Director Nominations Process, the Compensation of Officers and Board Compensation. For these items, the Company relied upon the “controlled company” exception found in the NASDAQ CG Rules. The definition of “controlled company” is the same under the NASDAQ CG Rules as it is under the AMEX CG Rules (see above).

The Company has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer and controller, as well as all other employees and the directors of the Company. The code of ethics, which the Company calls its Code of Business Conduct and Ethics, is posted on the Company’s website at www.ene.com, as well as on the Company’s internal website which is available to all Company employees. If the Company makes any substantive amendments to, or grants a waiver (including an implicit waiver) from, a provision of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, and that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K, the Company will disclose the nature of such amendment or waiver in a current report on Form 8-K.

Shareholder Communications with the Board of Directors

Shareholders may communicate with the Company’s Board of Directors through the Company’s Secretary by sending an email to rfrank@ene.com or by writing to the following address: Board of Directors, c/o Secretary, Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York 14086. The Company’s Secretary will forward all correspondence to the Board of Directors, except for spam, junk mail, mass mailings, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. The Company’s Secretary may forward certain correspondence, such as product-related inquiries, elsewhere within the Company for review and possible response.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote FOR the election of each of the nominees listed herein.

PROPOSAL NO. 2

APPROVE AN AMENDMENT TO THE BY-LAWS TO PROVIDE FOR

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Our Board of Directors, at its October 15, 2009 meeting, has decided that it is in the best interest of the Company and its shareholders to amend the By-Laws to provide for indemnification of directors and officers, in the manner described below. The amendment would provide for indemnification by the Company of current and former directors and officers to the maximum extent and in the manner permitted by New York law. New York law permits companies to indemnify directors, officers and others against threatened, pending and completed legal actions. In order to provide existing directors and officers with protection against liability and losses, the Board is seeking to amend the By-Laws to include a provision for indemnification of current and former directors and officers to the fullest extent permitted by law. The Board believes that indemnification of directors and officers is necessary to provide protection to those individuals.

The Amendment only provides director and officer indemnification so far as legally permitted. Under the New York Business Corporation Law (“BCL”) the indemnification cannot be limitless. No indemnification may be made if a judgment establishes that the acts in question were committed in bad faith or were the result of “active and deliberate” dishonesty, and the acts were material to the cause of action on which the judgment is rendered. Likewise, indemnification is prohibited under the BCL if a judgment establishes that the director or officer personally gained in fact a financial profit or other advantage to which he or she was not legally entitled. As of the date of this Proxy Statement, the Company is not aware of any pending or threatened claim that would result in any of its directors and/or officers requesting such indemnification.

Any expenses or other amounts paid by way of indemnification of a director or officer of the Company other than by court order, must be reported to the shareholders in the form of a notice to the shareholders delivered no later than the next annual meeting of shareholders unless such meeting is held within three (3) months from the date of such payment, and, in any event, within fifteen (15) months from the date of such payment. Accordingly, shareholders will be kept fully apprised as to the indemnification of any officer or director of the Company.

The proposed amendment would add an Article XIV to the Company’s By-Laws as described in Exhibit A to this Proxy Statement.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote FOR approval of the amendment to the By-Laws to provide for indemnification of Directors and Officers.

DEADLINE FOR SHAREHOLDER PROPOSALS

FOR NEXT ANNUAL MEETING

Proposals of shareholders for inclusion in the Company’s Proxy Statement for the next Annual Meeting of Shareholders must satisfy all applicable requirements of SEC Rule 14a-8 and must be received by the Secretary, Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York, 14086, no later than August 17, 2010. To be included in the proxy statement, the proposal must comply with the requirements as to form and substance established by the SEC and must be a proper subject for shareholder action under New York law. If any shareholder intends to present a proposal at the next Annual Meeting of Shareholders but has not sought inclusion of such proposal in the Company’s proxy materials, such proposal must be received by the Secretary, Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, NY 14086, by October 31, 2010 or the Company’s management proxies for the next Annual Meeting will be entitled to use their discretionary voting authority to vote on such proposal, without any discussion of the matter in the Company’s proxy materials.

OTHER MATTERS

State law requires the Company to inform shareholders of the initiation or renewal of insurance indemnifying itself and its officers and directors. This insurance, which is carried with Travelers Insurance Company, has been renewed for one year beginning August 1, 2009, at a premium of $45,000. In addition, the Pension Trust Liability Insurance, which is carried with Chubb Insurance Company covering the Company, its subsidiaries, and its directors and those officers considered fiduciaries under the Employee Retirement Income Security Act of 1974, has been renewed for one year beginning August 1, 2009 at a premium of $18,000.

The cost of solicitation of proxies will be borne by the Company. Solicitation other than by mail may be made by officers or by regular employees of the Company, who will receive no additional compensation therefor, by personal or telephone solicitation, the cost of which is expected to be nominal.

It is not contemplated or expected that any business other than that pertaining to the subjects referred to in this Proxy Statement will be brought up for action at the meeting. At the time this Proxy Statement went to press, the Board of Directors did not know of any other matter, which may properly be presented for action at the meeting.

By order of the Board of Directors,

ECOLOGY AND ENVIRONMENT, INC.

RONALD L. FRANK

Secretary

EXHIBIT A

Proposed Insert to Company By-Laws:

ARTICLE XIV

INDEMNIFICATION

Section 1. Indemnification. The Corporation shall indemnify to the fullest extent now or hereafter provided for or permitted by the New York Business Corporation Law, or any successor statute, each person (as hereinafter described) involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, arbitration, alternative dispute resolution mechanism, investigation, administrative or legislative hearing or any other actual, threatened, pending or completed proceeding, whether civil or criminal, or whether formal or informal, and including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, whether profit or non-profit, in which the Corporation has an interest (the “Related Enterprise”), and including appeals therein, which any such person of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that such person, such person’s testator or intestate (i) is or was a director or officer of the Corporation, or (ii) while serving as a director or officer of the Corporation, is or was serving, at the request of the Corporation, at any Related Enterprise, in any capacity against any and all judgments, fines, penalties, amounts paid in settlement, and expenses, including attorneys’ fees, actually and reasonably incurred as a result of or in connection with any such proceeding, or any appeal therein. Written notice of any such proceeding described above for which indemnification may be sought by any person shall be given to the Corporation as soon as practicable.

Section 2. Extent of Rights. The rights to indemnification and advancement of expenses granted by or pursuant to this Article XIV: (i) shall continue to exist after the repeal or modification of this Article XIV with respect to events occurring prior thereto; and (ii) shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the estate, spouse, heirs, executors, administrators or assigns of such person.

Adopted by Board of Directors: October 15, 2009

Shareholder approval to be voted upon: January 21, 2010

ANNUAL MEETING OF SHAREHOLDERS OF

ECOLOGY AND ENVIRONMENT, INC.

January 21, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at http://www.ecologyandenvironmentinc.com/proxy2009

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

¯    Please detach along perforated line and mail in the envelope provided.    ¯

20230000000000000000 0 012110

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
1. ELECTION OF CLASS A DIRECTORS:			2. AMENDMENT TO THE BY-LAWS TO PROVIDE FOR INDEMNIFICATION OF DIRECTORS AND OFFICERS	☐	☐	☐

☐	FOR ALL NOMINEES	NOMINEES: O Ross M. Cellino

3.        In their discretion, the proxies are hereby authorized to vote on such other matters as may properly come before the meeting. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name for and by its President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O Timothy Butler
☐	FOR ALL EXCEPT (See instructions below)

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1 and 2.

PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

■	Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■

CLASS A COMMON STOCK

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, New York 14086

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gerhard J. Neumaier and Ronald L. Frank as Proxies, each with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated below, all the shares of Class A Common Stock of Ecology and Environment, Inc. (the “Company”) held of record by either of the undersigned on December 8, 2009 at the Annual Meeting of Shareholders to be held on January 21, 2010, or any adjournments thereof.

(Continued and to be signed on the reverse side)

■	14475 ■

ANNUAL MEETING OF SHAREHOLDERS OF

ECOLOGY AND ENVIRONMENT, INC.

January 21, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at http://www.ecologyandenvironmentinc.com/proxy2009

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

¯    Please detach along perforated line and mail in the envelope provided.    ¯

20630000000000000000 6 012110

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
1. ELECTION OF CLASS B DIRECTORS			2. AMENDMENT TO THE BY-LAWS TO PROVIDE FOR INDEMNIFICATION OF DIRECTORS AND OFFICERS	☐	☐	☐

☐	FOR ALL NOMINEES	NOMINEES: O Gerhard J. Neumaier	3. In their discretion, the proxies are hereby authorized to vote on such other matters as may properly come before the meeting.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O Frank B. Silvestro O Gerald A. Strobel O Ronald L. Frank O Gerard A. Gallagher, Jr. O Michael C. Gross	This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1 and 2.
☐	FOR ALL EXCEPT (See instructions below)		PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

■	Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■

CLASS B COMMON STOCK

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, New York 14086

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gerhard J. Neumaier and Ronald L. Frank as Proxies, each with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated below, all the shares of Class B Common Stock of Ecology and Environment, Inc. held of record by either of the undersigned on December 8, 2009, at the Annual Meeting of Shareholders to be held on January 21, 2010, or any adjournments thereof.

(Continued and to be signed on the reverse side)

■	14475 ■

ANNUAL MEETING OF SHAREHOLDERS OF

ECOLOGY AND ENVIRONMENT, INC.

January 21, 2010

401(k)

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at http://www.ecologyandenvironmentinc.com/proxy2009

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

¯    Please detach along perforated line and mail in the envelope provided.    ¯

20230000000000000000 0 012110

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
1. ELECTION OF CLASS A DIRECTORS:			2. AMENDMENT TO THE BY-LAWS TO PROVIDE FOR INDEMNIFICATION OF DIRECTORS AND OFFICERS	☐	☐	☐
☐	FOR ALL NOMINEES	NOMINEES: O Ross M. Cellino	3. In their discretion, the proxies are hereby authorized to vote on such other matters as may properly come before the meeting.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O Timothy Butler	This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1 and 2.
☐	FOR ALL EXCEPT (See instructions below)		PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

■	Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■

CLASS A COMMON STOCK - 401(k)

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, New York 14086

THIS PROXY INSTRUCTION IS REQUESTED BY THE RELIANCE TRUST COMPANY IN CONJUNCTION WITH A PROXY SOLICITATION BY THE BOARD OF DIRECTORS OF ECOLOGY AND ENVIRONMENT, INC.

The undersigned hereby instructs Reliance Trust Company, as Trustee*, to vote, as designated hereon, all the shares of Class A Common Stock of Ecology and Environment, Inc. (the “Company”) which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on January 21, 2010, or any adjournments thereof.

*       AMERICAN STOCK TRANSFER AND TRUST COMPANY WILL TALLY THE VOTES.

Reliance Trust Company will vote the shares represented by this Voting Instruction Form if it is properly completed, signed, and received by Reliance Trust Company before 5:00 p.m. EST on January     , 2010. Please note that if this Voting Instruction Form is not properly completed and signed, or it is not received by Reliance Trust Company, as indicated above, the shares allocated to the participant’s account will not be voted. If the Voting Instruction Form is signed, but no direction is given, the shares will be voted FOR.

(Continued and to be signed on the reverse side)

■	14475 ■